STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2002-HC1

Payment Number	3
Beginning Date of Collection Period	20-Sep-02
End Date of Collection Period	20-Oct-02
Payment Date	21-Oct-02
Previous Payment Date	20-Sep-02

Funds Disbursement
Available Payment Amount and Skip-A-Pay Advance/Reimbursement	30,996,206.70
Principal Collections	22,798,491.48
Interest Collections (net of servicing fee)	7,753,357.80
Servicing fee	444,357.42
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	30,996,206.70
Interest Paid to Notes	1,821,012.32
Principal Paid to Notes	28,730,836.96
Transferor - pursuant to 5.01 (a) (xii)	-
Servicing Fee	444,357.42

Balance Reconciliation

Beginning Pool Balance	1,066,457,804.32
Principal Collections (including repurchases)	22,798,491.48
Charge off Amount	0.00
Ending Pool Balance	1,043,659,312.84

Collateral Performance
Cash Yield (% of beginning balance)	9.22%
Charge off Rate (% of beginning balance)	0.00%
Net Yield	9.22%

Delinquent Loans
One Payment Principal Balance of loans	37,108,881.62
One Payment Number of loans	322
Two Payments Principal Balance of loans	3,469,213.29
Two Payments Number of loans	27
Three+ Payments Principal Balance of loans	3,385,566.09
Three+ Payments Number of loans	34

Two+ Payments Delinquency Percentage	0.66%
Two+ Payments Day Rolling Average	0.39%

Mortgage Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	8,544
Number outstanding end of period	8,369
Number of REO	-
Principal Balance of REO	0.00

Overcollateralization
Begin OC Amount	93,136,347.68
OC Release Amount	0.00
Extra Principal Payment Amount	5,932,345.48
End OC Amount	99,068,693.16

Target OC Amount	135,613,946.18
Interim OC Amount	93,136,347.68
Interim OC Deficiency	42,477,598.50

Monthly Excess Cashflow	5,932,345.48
Principal Payment Amount	22,798,491.48
Principal Collections	22,798,491.48
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,130,116,218.00
Accrued Servicing Fee unpaid for previous Collection Periods	-

Interest Calculations
1 month LIBOR	1.82000%
Class A Formula Rate (1-mo. Libor plus 30bps)	2.12000%
Class A Note Rate	2.12000%
Class M Formula Rate (1-mo. Libor plus 65bps)	2.47000%
Class M Note Rate	2.47000%
Available Funds Cap	9.03220%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	29.027104
2. Principal Payment per $1,000	27.336485
3. Interest Payment per $1,000	1.690619

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	2.12000%
2. Days in Accrual Period	31

3. Class A Interest Due	1,509,369.42
4. Class A Interest Paid	1,509,369.42
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	826,800,046.63
2. Class A Principal Due	24,405,767.67
3. Class A Principal Paid	24,405,767.67
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	802,394,278.96

7. Class A Note Principal Amount (EOP) as a % of Original Class A Note Balance
8. Class A Note Principal Amount as a % of the Pool Amount, EOP	0.7688278

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	29.306215
2. Principal Payment per $1,000	27.336485
3. Interest Payment per $1,000	1.969731

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	2.47000%
2. Days in Accrual Period	31

3. Class M Interest Due	311,642.90
4. Class M Interest Paid	311,642.90
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	146,521,410.01
2. Class M Principal Due	4,325,069.29
3. Class M Principal Paid	4,325,069.29
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	142,196,340.72

7. Class M Note Principal Amount (EOP) as a % of Original Class M Note Balance
8. Class M Note Principal Amount as a % of the Pool Amount, EOP	0.1362479